UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2012

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Thanksgiving Coffee Company, Inc.

(Exact name of registrant as specified in charter)

California	033-960-70LA	94-2823626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 South Harbor Dr.,Fort Bragg, CA	95437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (707) 964-0118

(Former name or former address, if changed since last report)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                      Completion of Acquisition or Disposition of Assets

Thanksgiving Coffee Company, Inc. [“Seller”] dba Mendocino Bakery and Café entered into a Bulk Sale Agreement with Teddy Winslow [“Buyer”] and Ari Lundgren [“Buyer”] for the Purchase and Sale of the Mendocino Bakery and Café [“Bakery”], in Mendocino, California with a Proposed Date of Closing of February 29, 2012. The purchase price of the Bakery assets and business is $75,000 plus 7% Interest paid over Five [5] Years final payment to be made June 30, 2017; plus the cost of the food and supply inventory [“inventory”] at the close of the sale, which inventory is estimated to be $10,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Thanksgiving Coffee Company, Inc
Date: March 5, 2012	By: /s/ Janet L. Aguilar
Chief Financial Officer